Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity

Preferred Stock: There are 25,000,000 shares of preferred stock authorized; no shares are issued or outstanding.

Common Stock: Our common stockholders may receive dividends when and as declared by the Board of Directors out of funds legally available for distribution. The holders have one vote per share in respect of all matters and are not entitled to preemptive rights.

In May 2016, AK Holding issued 59.8 million shares of common stock at $4.40 per share for net proceeds of $249.5 after underwriting discounts and other fees. In November 2016, AK Holding issued an additional 74.8 million shares of common stock at $4.90 per share for net proceeds of $351.0 after underwriting discounts and other fees. We used the net proceeds from the sales of common stock to reduce our debt by repaying outstanding borrowings under our Credit Facility and for general corporate purposes.

Dividends: The instruments governing our outstanding senior debt allow dividend payments. However, our Credit Facility restricts dividend payments. Dividends are permitted if no default or event of default exists and (i) availability under the Credit Facility exceeds 20% of the lesser of the Credit Facility commitment or eligible collateral after advance rates or (ii) availability exceeds 15% of the lesser of the Credit Facility commitment or eligible collateral after advance rates and we meet a fixed charge coverage ratio of one to one as of the most recently ended fiscal quarter. At December 31, 2017, availability under the Credit Facility significantly exceeds these amounts. If we cannot meet either of these thresholds, annual dividends would be limited to the greater of $18.0 or 0.5% of consolidated total assets, with additional dividends permitted equal to the greater of $25.0 or 0.7% of consolidated total assets in aggregate over the life of the Credit Facility.

Share Repurchase Program: In October 2008, the Board of Directors authorized us to repurchase, from time to time, up to $150.0 of our outstanding common stock. We have not made any common stock repurchases under this program in the last three years. As of December 31, 2017, we had remaining $125.6 for repurchase under the Board of Directors’ authorization.